Exhibit 99.1

CHARLES & COLVARD REPORTS FIRST QUARTER
FISCAL YEAR 2023 FINANCIAL RESULTS

●	$7.4 Million in Net Sales
●	$16.6 Million Total Cash as of September 30, 2022
●	85% Increase in Lab Grown Diamond Sales and 12% Decrease in Moissanite Sales on charlesandcolvard.com Versus the Year Ago Quarter
●	Opened First Retail Signature Showroom Location in October
●	Launched Lab Grown Diamond Couture and Signature Men’s Collections
●	Introduced Precious Colored Gemstone and Lab Grown Diamond Collection in October
●	Conference Call with Accompanying Slide Presentation Scheduled Today at 4:30 PM ET

FOR IMMEDIATE RELEASE

RESEARCH TRIANGLE PARK, N.C. – November 3, 2022 – Charles & Colvard, Ltd. (Nasdaq: CTHR) (the “Company”), a globally recognized fine jewelry company specializing in lab created Made, Not MinedTM gemstones, reported financial results for the quarter ended September 30, 2022 (“First Quarter Fiscal 2023”), with net sales of $7.4 million and net loss of $0.03 per diluted share.

“While we remained focused on the execution of our key strategic initiatives as our fiscal year began, we faced some softness, we believe due to the current macroeconomic environment, as well as higher shipping costs and unforeseen weather-related supply chain constraints,” said Don O’Connell, President and CEO of Charles & Colvard. “Despite these conditions, this quarter we still reported the fourth highest comparable trailing twelve months revenue of over $40 million, all while maintaining $16.6 million in cash and cash equivalents and increased in-stock rates in support of the upcoming holiday season, which has traditionally been our busiest period.”

“As we position ourselves to become a leading direct-to-consumer destination for the conscious consumer, we continued to make strategic investments in our systems and infrastructure, as well as our product assortment, with exciting new collections, including Couture, Signature Men’s and, in October, our Precious Colored Gemstone and Lab Grown Diamond Collections that we believe will position us to capture a greater share of wallet appealing to a broader audience in the quarters to come,” continued O’Connell.

“In addition, we are extremely excited to have opened in October our first retail Signature Showroom location at our Company headquarters in the Research Triangle Park region of North Carolina, for those consumers who want to see our premium product in person. We believe that it remains imperative to stay top-of-mind for consumers who are seeking Made, Not MinedTM fine jewelry with a conscience, providing them with a superlative shopping experience,” concluded Mr. O’Connell.

Recent Corporate Highlights

●	Announced grand opening of the Company’s first retail Signature Showroom location in October;

●	Maintained recycled precious metals utilization of 99% for fiscal year 2022;

●	Executed a successful Labor Day Sale, Diamond Event and End of Summer Sale;

●	Launched new Couture, Signature Collection Men’s Bands and, in October, our Created Color Collections in Caydia® lab grown diamond;

●	Featured in twenty press publications, including BRIDES, JCK, the Robb Report, Yahoo!, Forbes, and National Jeweler; and

●	As of September 30, 2022, 388,403 shares of the Company’s common stock had been repurchased that are held in treasury stock for an aggregate purchase price of $489,979 dollars at an average purchase price per share of $1.26.

Financial Summary for First Quarter Fiscal 2023
(Quarter Ended September 30, 2022 Compared to Quarter Ended September 30, 2021)

●	Net sales of $7.4 million for the quarter, a decrease of 28% from $10.3 million in the year-ago quarter.

●	In the Online Channels segment, which consists of e-commerce outlets including charlesandcolvard.com, moissaniteoutlet.com, third-party online marketplaces, drop-ship retail and other pure-play, exclusively e-commerce outlets, net sales of $4.9 million, a decrease of 10% from the year-ago quarter, representing 66% of total net sales for the quarter, compared to $5.4 million, or 52% of total net sales in the year-ago quarter.

●	In the Traditional segment, which consists of wholesale and retail customers, net sales of $2.5 million, a decrease of 49% from the year-ago quarter, representing 34% of total net sales for the quarter, compared to $4.9 million, or 48% of total net sales, in the year-ago quarter.

●	Finished jewelry net sales of $5.5 million, a decrease of 3% for the quarter, compared to $5.7 million in the year-ago quarter.

●	Loose jewel net sales decreased 60% to $1.8 million for the quarter, compared to $4.6 million in the year-ago quarter.

●	Operating expenses increased 5% to $4.5 million for the quarter, compared to $4.3 million in the year-ago quarter, primarily due to increased investment in marketing strategies in preparation for the upcoming holiday season.

●	Income tax benefit of $303,000 for the quarter, compared to an income tax expense of $123,000 in the year-ago quarter.

●	Net loss was $890,000, or $0.03 loss per diluted share for the quarter, compared to net income of $827,000, or $0.03 earnings per diluted share, in the year-ago quarter.

●	Weighted average diluted shares outstanding were 30.4 million for the quarter, compared to 31.1 million in the year-ago quarter, partially driven by the impact of the effect of the Company's share repurchase program.

Financial Position

Cash, cash equivalents and restricted cash totaled $16.6 million as of September 30, 2022, representing a decrease of $4.6 million from $21.2 million as of June 30, 2022 and a $2.5 million decrease from the year ago quarter. Total inventory increased to $36.6 million as of September 30, 2022, compared to $33.5 million as of June 30, 2022. The Company had no debt outstanding as of September 30, 2022.

Investor Conference Call

Charles & Colvard will host an investor conference call and webcast presentation to discuss its financial results for the quarter ended September 30, 2022 at 4:30 p.m. ET on Thursday, November 3, 2022. The investor conference call and accompanying presentation slides will be webcast live and can be accessed in the Investor Relations section of the Company's website at https://ir.charlesandcolvard.com/events.

To participate via telephone, callers should dial 877-879-1183 (U.S. toll-free) or 412-902-6703 (international) and enter participant access code 5026333 a few minutes before 4:30 p.m. ET on Thursday, November 3, 2022.

A replay of this conference call will be available until November 10, 2022 at 877-344-7529 (U.S. toll-free) or 412-317-0088 (international). The replay conference ID is 5444392. The call will also be available for replay in the Investor Relations section of the Company’s website at https://ir.charlesandcolvard.com/events.

About Charles & Colvard, Ltd.

Charles & Colvard, Ltd. (Nasdaq: CTHR) believes fine jewelry can be accessible, beautiful and conscientious. Charles & Colvard is the original creator of lab grown moissanite, a rare gemstone formed from silicon carbide. The Company brings revolutionary gemstones and jewelry to market through its pinnacle Forever OneTM moissanite brand and its premium Caydia® lab grown diamond brand. Consumers seek Charles & Colvard fashion, bridal and fine jewelry because of its exceptional quality, incredible value and shared beliefs in environmental and social responsibility. Charles & Colvard was founded in 1995 and is based in North Carolina's Research Triangle Park region. For more information, please visit www.charlesandcolvard.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements expressing expectations regarding our future and projections relating to our products, sales, revenues, and earnings are typical of such statements and are made under the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, representations, and contentions and are not historical facts and typically are identified by use of terms such as “may,” “will,” “should,” “could,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “continue,” and similar words, although some forward-looking statements are expressed differently.

All forward-looking statements are subject to the risks and uncertainties inherent in predicting the future. You should be aware that although the forward-looking statements included herein represent management’s current judgment and expectations, our actual results may differ materially from those projected, stated, or implied in these forward-looking statements as a result of many factors including, but not limited to, (1) our business and our results of operations could be materially adversely affected as a result of general economic and market conditions; (2) our future financial performance depends upon increased consumer acceptance, growth of sales of our products, and operational execution of our strategic initiatives; (3) the effects of COVID-19 and other potential future public health crises, epidemics, pandemics or similar events on our business, operating results, and cash flows are uncertain; (4) we face intense competition in the worldwide gemstone and jewelry industry; (5) our information technology, or IT, infrastructure, and our network may be impacted by a cyber-attack or other security incident as a result of the rise of cybersecurity events; (6) constantly evolving privacy regulatory regimes are creating new legal compliance challenges; (7) we are subject to certain risks due to our international operations, distribution channels and vendors; (8) our business and our results of operations could be materially adversely affected as a result of our inability to fulfill orders on a timely basis; (9) we are currently dependent on a limited number of distributor and retail partners in our Traditional segment for the sale of our products; (10) we may experience quality control challenges from time to time that can result in lost revenue and harm to our brands and reputation; (11) seasonality of our business may adversely affect our net sales and operating income; (12) our operations could be disrupted by natural disasters; (13) sales of moissanite and lab grown diamond jewelry could be dependent upon the pricing of precious metals, which is beyond our control; (14) our current customers may potentially perceive us as a competitor in the finished jewelry business; (15) we depend on a single supplier for substantially all of our silicon carbide, or SiC, crystals, the raw materials we use to produce moissanite jewels; if our supply of high-quality SiC crystals is interrupted, our business may be materially harmed; (16) if the e-commerce opportunity changes dramatically or if e-commerce technology or providers change their models, our results of operations may be adversely affected; (17) governmental regulation and oversight might adversely impact our operations; (18) the execution of our business plans could significantly impact our liquidity; (19) the financial difficulties or insolvency of one or more of our major customers or their lack of willingness and ability to market our products could adversely affect results; (20) negative or inaccurate information on social media could adversely impact our brand and reputation; (21) we rely on assumptions, estimates, and data to calculate certain of our key metrics and real or perceived inaccuracies in such metrics may harm our reputation and negatively affect our business; (22) we may not be able to adequately protect our intellectual property, which could harm the value of our products and brands and adversely affect our business; (23) environmental, social, and governance matters may impact our business, reputation, financial condition, and results of operations; (24) if we fail to evaluate, implement, and integrate strategic acquisition or disposition opportunities successfully, our business may suffer; (25) some anti-takeover provisions of our charter documents may delay or prevent a takeover of our Company; (26) we cannot guarantee that our share repurchase program will be utilized to the full value approved, or that it will enhance long-term stockholder value and repurchases we consummate could increase the volatility of the price of our common stock and could have a negative impact on our available cash balance; and (27) our failure to maintain compliance with The Nasdaq Stock Market’s continued listing requirements could result in the delisting of our common stock, in addition to the other risks and uncertainties described in more detail in our filings with the U.S. Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the fiscal year ended June 30, 2022 and subsequent reports filed with the SEC. Forward-looking statements speak only as of the date they are made. We undertake no obligation to update or revise such statements to reflect new circumstances or unanticipated events as they occur except as required by the federal securities laws, and you are urged to review and consider disclosures that we make in the reports that we file with the Securities and Exchange Commission, or SEC, that discuss other factors relevant to our business.

Contacts:

Clint J. Pete, Chief Financial Officer, 919-468-0399, ir@charlesandcolvard.com

- Financial Tables Follow -

Appendix A

CHARLES & COLVARD, LTD.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

	Three Months Ended September 30,
	2022	2021
Net sales	$7,374,083	$10,280,311
Cost of goods sold	4,086,010	5,016,550
Gross profit	3,288,073	5,263,761
Operating expenses:
Sales and marketing	3,107,946	2,730,153
General and administrative	1,413,476	1,584,275
Total costs and expenses	4,521,422	4,314,428
(Loss) Income from operations	(1,233,349)	949,333
Other income (expense):
Interest income	40,201	355
Loss on foreign currency exchange	-	(34)
Total other income (expense), net	40,201	321
(Loss) Income before income taxes	(1,193,148)	949,654
Income tax benefit (expense)	302,956	(122,629)
Net (loss) income	$(890,192)	$827,025

Net (loss) income per common share:
Basic	$(0.03)	$0.03
Diluted	$(0.03)	$0.03

Weighted average number of shares used in computing net (loss) income per common share:
Basic	30,433,195	29,971,178
Diluted	30,433,195	31,097,540

CHARLES & COLVARD, LTD.

CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30, 2022	June 30, 2022
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$11,568,995	$15,668,361
Restricted cash	5,054,778	5,510,979
Accounts receivable, net	1,558,401	2,220,816
Inventory, net	12,092,385	11,024,276
Note receivable	-	250,000
Prepaid expenses and other assets	1,375,093	1,190,012
Total current assets	31,649,652	35,864,444
Long-term assets:
Inventory, net	24,476,083	22,488,524
Property and equipment, net	2,196,099	1,901,176
Intangible assets, net	265,710	265,730
Operating lease right-of-use assets	2,638,400	2,787,419
Note receivable	250,000	-
Deferred income taxes, net	6,154,860	5,851,904
Other assets	50,212	49,658
Total long-term assets	36,031,364	33,344,411
TOTAL ASSETS	$67,681,016	$69,208,855

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$4,718,048	$4,401,229
Operating lease liabilities, current portion	862,401	856,571
Accrued expenses and other liabilities	1,135,536	1,546,483
Total current liabilities	6,715,985	6,804,283
Long-term liabilities:
Noncurrent operating lease liabilities	2,653,039	2,846,805
Total long-term liabilities	2,653,039	2,846,805
Total liabilities	9,369,024	9,651,088
Commitments and contingencies
Shareholders’ equity:
Common stock, no par value; 50,000,000 shares authorized; 30,733,358 shares issued and 30,344,955 shares outstanding at September 30, 2022 and 30,778,046 shares issued and 30,747,759 shares outstanding at June 30, 2022	57,242,211	57,242,211
Additional paid-in capital	26,052,723	25,956,491
Treasury stock, at cost, 388,403 shares and 30,287 shares
at September 30, 2022 and June 30, 2022, respectively	(489,979)	(38,164)
Accumulated deficit	(24,492,963)	(23,602,771)
Total shareholders’ equity	58,311,992	59,557,767
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$67,681,016	$69,208,855

CHARLES & COLVARD, LTD.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited)

	Three Months Ended September 30,
	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) income	$(890,192)	$827,025
Adjustments to reconcile net (loss) income to net cash used in operating activities:
Depreciation and amortization	137,711	124,212
Stock-based compensation	96,232	279,407
Provision for uncollectible accounts	-	32,000
(Recovery of) Provision for sales returns	(36,000)	27,000
Inventory write-downs	119,000	232,000
Provision for accounts receivable discounts	3,250	16,419
Deferred income taxes	(302,956)	122,158
Changes in operating assets and liabilities:
Accounts receivable	695,165	(1,085,046)
Inventory	(3,174,668)	(2,673,706)
Prepaid expenses and other assets, net	(36,616)	(302,985)
Accounts payable	316,819	978,534
Accrued income taxes	-	471
Accrued expenses and other liabilities	(598,883)	(717,057)
Net cash used in operating activities	(3,671,138)	(2,139,568)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(430,400)	(398,121)
Payments for intangible assets	(2,214)	-
Net cash used in investing activities	(432,614)	(398,121)

CASH FLOWS FROM FINANCING ACTIVITIES:
Stock option exercises	-	257,370
Repurchases of common stock	(451,815)	-
Net cash (used in) provided by financing activities	(451,815)	257,370

NET DECREASE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	(4,555,567)	(2,280,319)
CASH, CASH EQUIVALENTS AND RESTRICTED CASH, BEGINNING OF PERIOD	21,179,340	21,446,951
CASH, CASH EQUIVALENTS AND RESTRICTED CASH, END OF PERIOD	$16,623,773	$19,166,632

Supplemental disclosure of cash flow information:
Cash paid during the period for income taxes	$5,900	$-

Reconciliation to Condensed Consolidated Balance Sheets:	September 30, 2022	June 30, 2022
Cash and cash equivalents	$11,568,995	$15,668,361
Restricted cash	5,054,778	5,510,979
CASH, CASH EQUIVALENTS AND RESTRICTED CASH	$16,623,773	$21,179,340